                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 AUGUST 14, 2006


                       WARRIOR ENERGY SERVICES CORPORATION
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             (Exact name of registrant as specified in its charter)


DELAWARE                                0-18754                11-2904094
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(State or other jurisdiction          (Commission             (IRS Employer
of incorporation)                     File Number)         Identification No.)


                 100 ROSECREST LANE, COLUMBUS, MISSISSIPPI 39701
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (662) 329-1047


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

     |_| Written communications pursuant to Rule 425 under the Securities Act

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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                        SECTION I - REGISTRANT'S BUSINESS
                                 AND OPERATIONS


ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendments to Second Amended and Restated Credit Agreement.

                  (i) On June 22, 2006, we entered into a Third Amendment (the "Third Amendment") to our Second Amended and Restated Credit Agreement (the "Credit Agreement") with General Electric Capital Corporation ("GECC"). The Third Amendment amended the financial covenants of our Credit Agreement to increase to $15.0 million from $10.0 million the maximum amount of capital expenditure we are permitted to make during the year ended December 31, 2006.

                  (ii) On August 14, 2006, we entered into a Fourth Amendment (the "Fourth Amendment") to our Credit Agreement with GECC. Among other amendments, the Fourth Amendment

                  o Increased the revolving credit facility by $15.0 million or a facility limit of up to $30.0 million, but not exceeding a borrowing base of 85% of the book value of eligible accounts receivable, less any reserves GECC may establish from time to time,

                  o Increased the lending limit on the capital expenditure loan facility by $20.0 million or a lending limit of up to $25.0 million, but not exceeding the lesser of 80% of the hard costs of eligible capital equipment and 75% of the forced liquidation value of eligible capital equipment, subject to adjustment by GECC. The date through which capital expenditure loans are available to be made under the Credit Agreement was extended by six months through June 16, 2007,

                  o Amended further the maximum amount of capital expenditures we are permitted to make as follows:

                                              Period                        Maximum Capital Expenditure
                                              ------                                 per Period
                                                                                     ----------
                        Year Ended December 31, 2006                               $45.0 million

                        Year Ended December 31, 2007                               $50.0 million

                        Each Year Ended December 31 thereafter                     $40.0 million

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                  o   The repayment provisions of the capital expenditure loan
                      were amended to provide that the capital expenditure loan is to be repaid in eight quarterly installments commencing January 1, 2007 and continuing thereafter with the first two installments to be equal to $250,000 and the last six installments to be equal to the sum of $250,000 plus 1/20th of the principal amount of the capital expenditure loan funded on or after August 14, 2006. A final ninth installment is due and payable on December 16, 2008 and is to be in the amount of the entire remaining balance of the capital expenditure loan.

                  o The repayment provisions of the term loan were amended to provide that the final payment on the term loan is due and payable on December 16, 2008 rather than December 31, 2008.

                  o The interest rate on borrowings under the Credit Agreement as entered into on December 16, 2005 is based on an index rate, as defined, plus an interest rate margin. The Credit Agreement provides that the interest rate margins are adjusted on a quarterly basis based on our ratio of our funded debt to EBITDA for the trailing twelve months prior to the determination. The Fourth Amendment provides that the interest rate margins are amended to provide for the addition of two lower-bracket interest rate margins ranging, as applicable to the revolving loan, term loan and capital expenditure loan, from 0.5% and 0.75% to 2.0% and 2.25% based upon our ratio of funded debt to EBITDA for the period being equal to a ratio of less than 0.5 to
                      1.0 and less than 1.0 to 1.0, respectively.

                  o The Credit Agreement was further amended to enable us to request and the lenders agreed to provide or enable the issuance to us of letters of credit of up to one year duration and in amounts up to the lesser of $2.0 million and the amount available to be borrowed under the revolving credit facility of the Credit Agreement.

                  Reference is made to the Credit Agreement filed as an exhibit to our Current Report on Form 8-K for December 16, 2005 and the First and Second Amendments thereto filed as exhibits to our Current Report on Form 8-K for April 18, 2006 and to Exhibits 10.1 and 10.2 to this Current Report on Form 8-K for a further statement of the terms and conditions of the credit facility.



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                  SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)    Financial statements of businesses acquired.

                         Not applicable.

                  (b)    Pro forma financial information.

                         Not applicable.

                  (c)    Exhibits.

                              10.1 Third Amendment dated June 22, 2006 to Second Amended and Restated Credit Agreement with General Electric Capital Corporation.

                              10.2 Fourth Amendment dated August 14, 2006 to Second Amended and Restated Credit Agreement with General Electric Capital Corporation.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WARRIOR ENERGY SERVICES CORPORATION





Dated: August 16, 2006                      By: /s/ William L. Jenkins
                                                ----------------------
                                                William L. Jenkins, President





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                                INDEX TO EXHIBITS



                              10.1 Third Amendment dated June 22, 2006 to Second Amended and Restated Credit Agreement with General Electric Capital Corporation.

                              10.2 Fourth Amendment dated August 14, 2006 to Second Amended and Restated Credit Agreement with General Electric Capital Corporation.





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